UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015 (November 6, 2015)

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On November 6, 2015, Goldman Sachs BDC, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered a proposal regarding the election of two Class I directors who will each serve for a term of three years or until his or her successor is duly elected and qualified. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 36,293,444.550 shares of common stock outstanding on the record date, October 7, 2015. The final results of the voting on the matter submitted to stockholders at the Annual Meeting are set forth below.

Proposal: Election of two Class I directors of the Company.

Name	Votes For	Votes Against	Abstentions
Ashok N. Bakhru	22,260,185.899	477,817.831	75,555.469
Janet F. Clark	22,226,171.733	528,694.611	58,692.855

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: November 12, 2015	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer